UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2021

LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38545	82-2196021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Newport Center Drive, Suite 300 Newport Beach, California (Address of principal executive offices)	92660 (Zip Code)

(949) 345-8080

(Registrant’s telephone number, including area code)

LF Capital Acquisition Corp.

600 Madison Avenue, Suite 1802

New York, NY 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants, each exercisable for one tenth (1/10th) share of Common Stock at an exercise price of $1.15 per one tenth (1/10th) share	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 7, 2021 (the “Closing Date”), the registrant consummated the previously announced business combination pursuant to that certain Agreement and Plan of Merger dated August 31, 2020 (the “Merger Agreement”), by and among LF Capital Acquisition Corp., a Delaware corporation (“LF Capital”), LFCA Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a direct, wholly-owned subsidiary of LF Capital, Landsea Homes Incorporated, a Delaware corporation (“Landsea”), and Landsea Holdings Corporation, a Delaware corporation (the “Seller”).

As contemplated by the Merger Agreement and as described in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission (the “SEC”) on November 23, 2020 (the “Proxy Statement”), Merger Sub was merged with and into Landsea, with Landsea continuing as the surviving corporation (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). As a result of the Merger, the registrant owns 100% of the outstanding common stock of Landsea and each share of common stock of Landsea has been cancelled and converted into the right to receive a portion of the consideration payable in connection with the Merger. In connection with the closing of the Business Combination (the “Closing”), the registrant owns, directly and indirectly, 100% of the stock of Landsea and its subsidiaries and the Seller, the sole stockholder of Landsea, as of immediately after the effective time of the Merger, holds a portion of the Common Stock, par value $0.0001 per share, of the registrant (the “Common Stock”).

In connection with the Closing, the registrant changed its name from LF Capital Acquisition Corp. to Landsea Homes Corporation. Unless the context otherwise requires, in this Current Report on Form 8-K, (i) the “registrant” and the “Company” refer to LF Capital Acquisition Corp. prior to the Closing and to the combined company and its subsidiaries following the Closing and (ii) “Landsea Homes” refers to the business of Landsea Homes Incorporated prior to the Closing.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the complete text of Merger Agreement and amendment thereto, copies of which are filed as Exhibits 2.1 and 2.2 hereto and are incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

Stockholder’s Agreement

On the Closing Date, pursuant to the Merger Agreement, the Company and the Seller entered into that certain Stockholder’s Agreement, whereby, among other things, the parties agreed (i) to certain board composition and nomination requirements, including rights to nominate directors in accordance with defined ownership thresholds, establish certain committees and their respective duties and allow for the compensation of directors, (ii) to provide the Seller with certain inspection and visitation rights, access to Company management, auditors and financial information, (iii) to provide the Seller with veto rights with respect to certain actions of the Company, (iv) not to, to the extent permitted by applicable law, share confidential information related to the Company, (v) to waive their right to jury trial and choose Delaware as the choice of law, and (vi) to vote their Common Stock in furtherance of the aforementioned rights, in each case on terms and subject to the conditions set forth therein. In addition, the Seller also agreed not to compete with the Company in the “domestic homebuilding business,” as such term is defined therein, so long as it, together with its affiliates, controls more than 10% of the Company or has a representative serving on the board of directors.

The foregoing description of the Stockholder’s Agreement is not complete and is qualified in its entirety by reference to the complete text of the Stockholder’s Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Incentive Plan

On September 17, 2020, the Company’s board of directors approved the Landsea Homes Corporation 2020 Stock Incentive Plan (the “Incentive Plan”), and the Company’s stockholders approved the Incentive Plan at the Special Meeting (as defined below). The purpose of the Incentive Plan is to advance the interests of the Company and its stockholders by providing an incentive program that will enable the Company to attract, retain and award employees, consultants and directors and to provide them with an equity interest in the growth and profitability of the Company. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards.

The foregoing description of the Incentive Plan is not complete and is qualified in its entirety by reference to the complete text of the Incentive Plan, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Sponsor Lock-Up Agreements and Seller Lock-Up Agreement

On the Closing Date, pursuant to the Merger Agreement, the Seller and Sponsor (and certain other holders of Class B Common Stock of the Company, par value $0.0001 (“Founder Shares”) which converted to Common Stock on a one-to-one basis at Closing) each entered into an equity lock-up letter agreement with the Company, providing that each of Seller and Sponsor (and certain other holders of converted Founder Shares) and their permitted transferees, during the period commencing on the closing of the Business Combination and continuing until the earlier of (i) one year following the Closing Date and (ii) subsequent to the Closing Date, (x) if the last sale price of the Class A Stock equals or exceeds $12.00 per share as quoted on Nasdaq (adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days following the Closing Date or (y) the date following the Closing Date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of the Company for cash, securities or other property, will be restricted from transferring or selling their Common Stock or warrants, in each case on terms and subject to the conditions set forth therein.

The foregoing description of the Sponsor Lock-Up Agreements and Seller Lock-Up Agreement is not complete and is qualified in its entirety by reference to the complete text of the Sponsor Lock-Up and Seller Lock-Up Agreements, copies of which are attached hereto as Exhibits 10.3, 10.4 and 10.5 and are incorporated herein by reference.

Employment Agreements

On August 31, 2020, each of Messrs. John Ho, Michael Forsum and Franco Tenerelli entered into employment agreements with the Seller, the terms of which were effective upon the Closing Date (the “Employment Agreements”). On the Closing Date, upon consummation of the Merger, the Seller assigned to the Company and the Company assumed from the Seller the Employment Agreements.

The Employment Agreements generally provide for an initial term ending on December 31, 2023, which will automatically renew for successive one-year terms thereafter unless either party gives written notice of non-extension to the other party. The employment agreements generally provide for an annual base salary, eligibility to participate in the annual bonus plan (with a specified target for the 2020 calendar year), and eligibility to participate in benefit plans. Additionally, the employment agreements for Messrs. Ho and Forsum provide for the grant of restricted stock units having a grant date value of $2,000,000, which will be granted following the filing of a registration statement on Form S-8 and which will vest as to 20% on the first and second anniversaries of the date the Form S-8 is filed and as to 30% on the third and fourth anniversaries of such date, in each case, subject to the holder’s continued employment through such dates.

The foregoing description of the Employment Agreements is not complete and is qualified in its entirety by reference to the complete text of the Employment Agreements, copies of which are attached hereto as Exhibits 10.6, 10.7 and 10.8 and are incorporated herein by reference.

Trademark License Agreement

On the Closing Date, pursuant to the Merger Agreement, the Company and each of its greater than 50% owned subsidiaries (the “Licensees”) entered into a trademark license agreement with Landsea Group Co., Ltd., a China limited company and affiliate of the Seller (“Licensor”), pursuant to which, the Licensor will agree, among other things, to grant the Licensees an exclusive license to use the “Landsea” trademark in connection with the “domestic homebuilding business” (as such term is defined in the Stockholder’s Agreement). The License Agreement is for a term of ten years from the Closing Date, subject to customary notification and extension terms. In addition, the License Agreement is subject to certain Company usage standards and the Seller continuing to indirectly own, together with its affiliates, more than 6% of the post-combination company’s Common Stock, in each case on terms and subject to the conditions set forth therein.

The foregoing description of the License Agreement is not complete and is qualified in its entirety by reference to the complete text of the License Agreement, a copy of which is attached hereto as Exhibit 10.9 and is incorporated herein by reference.

Warrant Agreement Amendment

In connection with the Business Combination, warrant holders who held public warrants (the “Public Warrants”) approved an amendment (the “Warrant Amendment”) to the terms of the Company’s Warrant Agreement. Upon the completion of the Business Combination, (i) each of our outstanding Public Warrants, which entitled the holder thereof to purchase one share of our Class A Stock at an exercise price of $11.50 per share, became exercisable for one-tenth of one share at an exercise price of $1.15 per one-tenth share ($11.50 per whole share) and (ii) each holder of a Public Warrant immediately prior to the consummation of the Business Combination became entitled to receive, for each such warrant (in exchange for the reduction in the number of shares for which such warrants are exercisable), a cash payment of $1.85 as soon as reasonably practicable following the consummation of the Business Combination.

Pursuant to the Warrant Amendment, a Public Warrant holder may not exercise its warrants for fractional shares of Class A Stock and therefore only ten warrants (or a number of warrants evenly divisible by ten) may be exercised at any given time by the Public Warrant holder.

The summary of the Warrant Amendment is qualified in its entirety by reference to the text of the Warrant Amendment, which are attached hereto as Exhibits 4.3 and 4.4 and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On December 14, 2020, the Business Combination was approved by the Company’s stockholders at a special meeting thereof (the “Special Meeting”), held in lieu of the 2020 annual meeting of the Company’s stockholders.

Pursuant to the terms of the Merger Agreement, the aggregate consideration paid for the Business Combination was approximately $344 million. The consideration paid to the Seller consisted solely of 32,557,303 newly-issued shares of Common Stock, which shares were valued at $10.56 per share for purposes of determining the number of shares payable to the Seller for its ownership interests therein (the “Merger Consideration”). Additionally, concurrent with Closing, the Company also paid 250,415 newly-issued shares of Common Stock to certain investors (such issuance, together with the Merger Consideration, the “Stock Consideration”) in connection with those certain Forward Purchase and Subscription Agreements entered into by and between the Company, Level Field Capital, LLC and such investors as of August 31, 2020 (the “Forward Purchase Transaction”).

The material terms and conditions of the Merger Agreement and Forward Purchase Transaction are described in greater detail in the sections of the Proxy Statement entitled “Proposal No. 1—Approval of the Business Combination—The Merger Agreement” beginning on page 110 and “Proposal No. 1—Approval of the Business Combination—Forward Purchase Agreement” on page 119, which information is incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the information incorporated herein by reference, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for the Company’s business. Specifically, forward-looking statements may include statements relating to:

●	the benefits of the Business Combination;
●	the future financial performance of the Company following the Business Combination;
●	changes in the market for Landsea products and services;
●	expansion plans and opportunities; and

●    other statements preceded by, followed by or that include the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K and management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the inability to maintain the listing of the Common Stock and Public Warrants on Nasdaq following the Business Combination;
●	the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions;
●	the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability to integrate the combined businesses, and the ability of the combined business to grow and manage growth profitably;
●	costs related to the Business Combination;
●	the outcome of any legal proceedings that may be instituted against the Company following consummation of the Business Combination;
●	changes in applicable laws or regulations;
●	the inability to launch new Landsea products or services or to profitably expand into new markets;
●	the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and
●	other risks and uncertainties indicated or incorporated by reference in this Current Report on Form 8-K, including those set forth in the section of the Proxy Statement entitled “Risk Factors” beginning on page 62.

Business and Properties

The information set forth in the section of the Proxy Statement entitled “Information About Landsea” beginning on page 173, including the information regarding the properties used in the business included in the subsection thereof entitled “Information About Landsea—Properties” on page 183, and in the section of the Proxy Statement entitled “Information About the Company” beginning on page 161, is incorporated herein by reference.

The Company’s principal executive office is located at 660 Newport Center Drive, Suite 300, Newport Beach, California 92660.

Risk Factors

The information set forth in the section of the Proxy Statement entitled “Risk Factors” beginning on page 62 is incorporated herein by reference.

The Company is a Controlled Company. As a result, it qualifies for, and has elected to rely on, exemptions from certain corporate governance requirements that would otherwise provide protection to stockholders of other companies.

Upon the completion of the Business Combination, the Seller beneficially owned a majority of the voting power of all outstanding shares of the Company’s common stock, making it a Controlled Company. Pursuant to Nasdaq listing standards, a Controlled Company may elect not to comply with certain Nasdaq listing standards that would otherwise require it to have: (i) a board of directors comprised of a majority of independent directors; (ii) compensation of our executive officers determined by a majority of the independent directors or a compensation committee comprised solely of independent directors; (iii) a compensation committee charter which, among other things, provides the compensation committee with the authority and funding to retain compensation consultants and other advisors; and (iv) director nominees selected, or recommended for the board’s selection, either by a majority of the independent directors or a nominating committee comprised solely of independent directors. Following the closing of the business combination, the Company intends to rely on the exemptions described in clauses (i), (ii), (iii) and (iv) above.

Accordingly, the Company’s stockholders do not have the same protections afforded to stockholders of companies that are subject to all of the Nasdaq corporate governance requirements.

In addition, on June 20, 2012, the SEC passed final rules implementing provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 pertaining to compensation committee independence and the role and disclosure of compensation consultants and other advisers to the compensation committee. The SEC’s rules direct each of the national securities exchanges (including Nasdaq) to develop listing standards requiring, among other things, that: (i) compensation committees be composed of fully independent directors, as determined pursuant to new independence requirements; (ii) compensation committees be explicitly charged with hiring and overseeing compensation consultants, legal counsel and other committee advisors; and (iii) compensation committees be required to consider, when engaging compensation consultants, legal counsel or other advisors, certain independence factors, including factors that examine the relationship between the consultant or advisor’s employer and us. As a Controlled Company, the Company is not subject to these compensation committee independence requirements.

Selected Historical Financial and Other Information

The selected historical financial information set forth in the section of the Proxy Statement entitled “Selected Historical Financial Information of Landsea” beginning on page 46 is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The information set forth in Exhibit 99.2 to this Current Report on Form 8-K is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The information set forth in the section of the Proxy Statement entitled “Landsea’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 186 and “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 166, is incorporated herein by reference.

Quantitative and Qualitative Disclosures About Market Risk

The information set forth in the section of the Proxy Statement entitled “Landsea’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk” beginning on page 201 and “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk” beginning on page 168, is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding beneficial ownership of shares of the Company’s common stock as of the Closing Date by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock;
●	each of the Company’s named executive officers and directors; and
●	all executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and certain other derivative securities that are currently exercisable or will become exercisable within 60 days.

The percentage of beneficial ownership is based on 46,231,025 shares of Company common stock issued and outstanding as of the Closing Date, the calculation of which includes all shares of Common Stock, the only outstanding class of the Company’s capital stock following the Business Combination, issued and outstanding as of the Closing Date. All Founder Shares were converted into shares of Common Stock or cancelled in connection with the Closing.

Unless otherwise indicated and subject to community property laws and similar laws, the Company believes that all parties named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owners	Number of Shares	Ownership Percentage (%)
Martin Tian(1)	--	--
Joanna Zhou	--	--
Thomas Hartfield	5,491	*
Bruce Frank	5,491	*
Tim Chang	--	--
Robert Miller	5,491	*
Elias Farhat(2)	--	--
Scott Reed	--	--
John Ho	85,561	*
Michael Forsum	77,004	*
Franco Tenerelli	--	--
All directors and officers as a group (post-Business Combination) (11 individuals)(1)	179,038	*

Landsea Holdings Corporation(3)	32,878,265	71.1%
Level Field Capital, LLC(4)	2,227,835	4.8%
Djemi Traboulsi(2)	--	--

*	Less than one percent.

(1)	Excludes shares that Mr. Tian may be deemed to beneficially own by virtue of his relationship to Landsea Holdings Corporation, as described in Note 3 below.

(2)	Excludes shares that Mr. Farhat and Mr. Traboulsi may be deemed to beneficially own by virtue of their relationship to Level Field Capital, LLC, as described in Note 4 below.

(3)	Landsea Holdings Corporation (“Seller”) is the record holder of the shares reported herein. This does not include 2,200,000 private placement warrants transferred by the Sponsor to the Seller that are exercisable for an equal amount of shares of Company common stock the earlier of 30 days after closing of the Business Combination and filing of an effective registration statement for the issuance of the shares underlying such warrants. Seller is 100% owned indirectly by Landsea Green Properties Co. Ltd, a publicly listed company on the Hong Kong Stock Exchange (“Public Parent”). Mr. Tian indirectly beneficially owns approximately 57.8% of Public Parent through his interest in Easycorps Group Limited (“Easycorps”), Greenshield Corporation (“Greenshield”), and Landsea International Holdings Limited (“Landsea International”). Easycorps is wholly-owned by Mr. Tian. Greenshield is wholly-owned by Landsea International, which in turn is wholly-owned by Landsea Group Co., Ltd. (“Landsea Group”, together with Greenshield, Easycorps, Landsea International, Public Parent and those subsidiaries of Public Parent having a beneficial ownership interest in the Seller, the “Landsea Owners”). Mr. Tian is the controlling shareholder of Landsea Group. As a result, each of the Landsea Owners and Mr. Tian may be deemed to be a beneficial owner of any shares deemed to be beneficially owned by the Seller. The Landsea Owners and Mr. Tian disclaim beneficial ownership of these shares other than to the extent of any pecuniary interest they may have therein. The business address for the Landsea Owners and Mr. Tian are Landsea Group Co., Ltd, Building 5, Lane 280, Linhong Road, Changning District, 200335.

(4)	Level Field Capital, LLC is the record holder of the shares reported herein. This does not include 3,300,000 private placement warrants held by Level Field Capital, LLC that are exercisable for an equal amount of shares of Company common stock the earlier of 30 days after closing of the Business Combination and filing of an effective registration statement for the issuance of the shares underlying such warrants. Level Field Partners, LLC is the managing member of Level Field Capital, LLC. Level Field Management, LLC is the managing member of Level Field Partners, LLC. Level Field Management, LLC is managed by its two members, Elias Farhat and Djemi Traboulsi. Messrs. Farhat and Traboulsi disclaim beneficial ownership of these shares other than to the extent of any pecuniary interest they may have therein. The business address for these entities and individuals is c/o LF Capital Acquisition Corp., 600 Madison Avenue, Suite 1802, New York, NY 10022.

Directors and Executive Officers

Information with respect to the Company’s directors immediately after the Closing, including biographical information regarding these individuals, is set forth in the Proxy Statement in the section entitled “Management After the Business Combination” beginning on page 232, which information is incorporated herein by reference.

At the Special Meeting, Messrs. Scott Reed and Gregory P. Wilson were elected by the Company’s stockholders to serve as directors of the Company, each with terms expiring at the next annual meeting of stockholders or until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement or removal.

In connection with the Closing, other than Messrs. Reed and Farhat, each of the Company’s directors prior to the Closing resigned from their respective position as a director of the Company, in each case effective as of the effective time of the Merger on January 7, 2020.

Effective as of immediately following the Closing, the Board appointed Ms. Joanna Zhou and Messrs. Martin Tian, John Ho, Bruce Frank, Robert Miller, Tom Hartfield, and Tim Chang to serve as directors of the Board, each with terms expiring at the next annual meeting of stockholders or until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement or removal. Biographies of each of Ms. Zhou and Messrs. Tian, Ho, Frank, Miller, Hartfield and Chang are set forth in the Proxy Statement entitled “Management After the Business Combination—Information about Anticipated Executive Officers and Directors Upon the Closing of the Business Combination” beginning on page 232, which is incorporated by reference herein. Mr. Tian was appointed to serve as the chairman of the board of directors. Mr. Frank was appointed to serve as the lead independent director.

In connection with the consummation of the Business Combination, on the Closing Date, Mr. Ho was appointed to serve as the Company’s Chief Executive Officer, Mr. Michael Forsum was appointed to serve as the Company’s President and Chief Operating Officer, and Mr. Franco Tenerelli was appointed to serve as the Company’s Executive Vice President, Chief Legal Officer and Secretary.

In connection with the Closing, each of the Company’s executive officers prior to the Closing resigned from his respective position as an executive officer of the Company, in each case effective as of the effective time of the Merger on January 7, 2020.

Director Independence

The board of directors has determined that each of Messrs. Frank, Hartfield, Miller, Chang and Farhat are independent within the meaning of Nasdaq Listing Rule 5605(a)(2).

Committees of the Board of Directors

Messrs. Frank, Farhat and Miller will serve as members of the audit committee of the board of directors, with Mr. Frank serving as its chairman. Ms. Zhou and Messrs. Hartfield, Tian, Frank, Miller and Chang will serve as members of the compensation committee of the board of directors, with Mr. Hartfield serving as its chairman. Ms. Zhou and Messrs. Ho, Frank, Hartfield, Miller and Chang will serve as members of the nominating and governance committee of the board of directors, with Ms. Zhou serving as its chair.

Information with respect to the Company’s audit committee, compensation committee, and nominating and governance committee is set forth in the Proxy Statement in the section entitled “Management After the Business Combination—Committees of the Board of Directors” beginning on page 233 of the Proxy Statement, which information is incorporated herein by reference.

Executive Compensation

The compensation for the Company’s executive officers before the Closing is described in the Proxy Statement in the section entitled “Executive Compensation—The Company” beginning on page 225, which information is incorporated herein by reference. The compensation of the named executive officers of Landsea is set forth in the Proxy Statement in the section entitled “Executive Compensation—Landsea” beginning on page 225, which information is incorporated herein by reference. The general compensation programs of the Company’s executive officers after the Business Combination are described in the section of the Proxy Statement entitled “Management After the Business Combination—Post-Combination Company Executive Compensation” beginning on page 235, which information is incorporated herein by reference.

The Incentive Plan was approved by the Company’s stockholders at the Special Meeting. A description of the Incentive Plan is set forth in the section of the Proxy Statement entitled “Proposal No. 6—Approval of the Incentive Plan, Including the Authorization of the Initial Share Reserve Under the Incentive Plan” beginning on page 148 and is incorporated herein by reference. A copy of the complete text of the Incentive Plan is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Director Compensation

The compensation committee of the board of directors will determine the annual compensation to be paid to the members of the board of directors. Directors’ fees after the Business Combination have yet to be determined, but are expected to consist of two components: a cash payment and the issuance of restricted stock units. The Company anticipates that directors who also serve as an employee of the Company will not receive additional compensation for their service as a director.

Certain Relationships and Related Transactions

The information set forth in the sections of the Proxy Statement entitled “Landsea Related Party Transactions” beginning on page 250 and “Certain Relationships and Related Transactions” beginning on page 248 and the information set forth under the headings “Stockholder’s Agreement”, “Sponsor Lock-Up Agreement and Seller Lock-Up Agreement”, “Employment Agreements” and “Trademark License Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the section of the Proxy Statement entitled “Information About the Company—Legal Proceedings” set forth on page 165 of the Proxy Statement and “Information About Landsea—Legal Proceedings” beginning on page 183 of the Proxy Statement, which information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Information about the market price, number of stockholders and dividends for the Company’s securities is set forth in the section of the Proxy Statement entitled “Price Range of Securities and Dividends” on page 256, which information is incorporated herein by reference. Additional information regarding holders of the Company’s securities is set forth under “Description of the Company’s Securities” below.

Following the Closing, on January 8, 2021, the Common Stock and publicly-traded warrants were listed on the Nasdaq Capital Market under the symbols “LSEA” and “LSEAW,” respectively. The common stock and warrants may be delisted from Nasdaq if there is not a sufficient number of round lot holders within 15 days of the consummation of the Business Combination and if delisted, may be quoted on the OTC Bulletin Board or OTC Pink, an inter-dealer automated quotation system for equity securities that is not a national securities exchange.

Recent Sales of Unregistered Securities

Information regarding unregistered sales of the Company’s securities is set forth in Part II, Item 2 of the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 5, 2020.

The description of the Stock Consideration under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference. The issuances of the shares of the Common Stock issued as Stock Consideration were not registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering without any form of general solicitation or general advertising.

Description of the Company’s Securities

Information regarding the Common Stock and the Company’s warrants is included in the section of the Proxy Statement entitled “Description of Securities” beginning on page 237, which information is incorporated herein by reference.

The Company has authorized 550,000,000 shares of capital stock, consisting of (i) 500,000,000 shares of Common Stock, and (ii) 50,000,000 shares of preferred stock, par value $0.0001 per share. The outstanding shares of the Company’s common stock are fully paid and non-assessable. As of the Closing Date, there were 46,231,025 shares of Common Stock outstanding held of record by approximately 29 stockholders, no shares of preferred stock outstanding, 5,500,00 private placement warrants to purchase shares of Common Stock outstanding held of record by approximately 3 holders, and 15,525,000 Public Warrants to purchase shares of Common Stock outstanding held of record by approximately 5 holders. Such numbers do not include Depository Trust Company participants or beneficial owners holding shares through nominee names.

Indemnification of Directors and Officers

Information about the indemnification of LF Capital’s directors and officers is set forth in the section of the Proxy Statement entitled “Information About the Company—Limitation on Liability and Indemnification of Officers and Directors” on page 255, which information is incorporated herein by reference.

The Company entered into indemnification agreements with each of the directors and executive officers that obligate the Company to indemnify them to the maximum extent permitted by Delaware law. The indemnification agreements provide that, if a director or executive officer is a party to, or witness in, or is threatened to be made a party to, or witness in, any proceeding by reason of his or her service as a director, officer, or employee of the Company or as a director, trustee, officer, partner, manager, managing member, fiduciary, employee of any other foreign or domestic corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise that he or she is or was serving in such capacity at our request, the Company must indemnify the director or executive officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, to the maximum extent permitted under Delaware law, including in any proceeding brought by the director or executive officer to enforce his or her rights under the indemnification agreement, to the extent provided by the agreement. The indemnification agreements also require the Company to advance reasonable expenses incurred by the indemnitee within ten days of the receipt by the Company of a statement from the indemnitee requesting the advance, provided the statement evidences the expenses and is accompanied or preceded by:

●	a written affirmation of the indemnitee’s good faith belief that he or she has met the standard of conduct necessary for indemnification; and

●	a written undertaking, which may be unsecured, by the indemnitee or on his or her behalf to repay the amount paid if it shall ultimately be established that the standard of conduct has not been met.

The indemnification agreements also provide for procedures for the determination of entitlement to indemnification, including requiring such determination be made by independent counsel after a change of control of the Company.

The description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, the form of which is attached hereto as Exhibit 10.10 and incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The information set forth in sections (a) and (b) of Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The description of the Stock Consideration set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference. The issuances of the shares of Class A Stock issued as Stock Consideration were not registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering without any form of general solicitation or general advertising.

Item 3.03 Material Modification to Rights of Security Holders.

On the Closing Date, the Company filed the Second Amended and Restated Certificate of Incorporation of the Company (the “A&R Certificate”) with the Secretary of State of the State of Delaware. The material terms of the A&R Certificate and the general effect upon the rights of holders of the Company’s capital stock are described in the sections of the Proxy Statement entitled “Proposal No. 3—Approval of the Second Amended and Restated Certificate of Incorporation” and “Proposal No. 4—Approval of Certain Governance Provisions in the Second Amended and Restated Certificate of Incorporation” beginning on pages 137 and 141 of the Proxy Statement, respectively, which information is incorporated herein by reference. A copy of the A&R Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, upon the Closing, pursuant to the terms of the Merger Agreement, the Company amended and restated its bylaws. A copy of the Company’s Second Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.01 Changes in Control of the Registrant.

The information set forth in the “Introductory Note” and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Incentive Plan

The information set forth under the heading “Incentive Plan” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Directors and Executive Officers

The information regarding the Company’s officers and directors set forth under the headings “Directors and Executive Officers” and “Executive Compensation” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In September 2017, the Company entered into an agreement with B. Prot Conseils, an entity controlled by Mr. Baudouin Prot, the former chairman of the Board, pursuant to which, he would be paid a cash fee of $150,000 per annum in exchange for his service. The agreement was effective as of October 1, 2017 and lasted until December 2019. On January 7, 2021, immediately prior to the consummation of the Business Combination, the Company and Mr. Prot amended the arrangement to provide a one-time payment of $75,000 in connection with prior services rendered to the Company, conditioned upon the Company successfully completing an acquisition of a target company prior to January 22, 2021. On January 7, 2021, the Company successfully completed the Business Combination and the $75,000 was paid to B. Prot Conseils. Mr. Prot resigned as chairman of the Board concurrent with the consummation of the Business Combination.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an “initial business combination” as required by the Company’s Amended and Restated Certificate of Incorporation (the “Existing Certificate”), the Company ceased to be a shell company upon the Closing. The material terms of the Business Combination are described in the section of the Proxy Statement entitled “Proposal No. 1—Approval of the Business Combination” beginning on page 110, which information is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The following financial statements included in the Proxy Statement are incorporated herein by reference:

1. The unaudited consolidated financial statements of Landsea Homes as of September 30, 2020 and December 31, 2019 and for the nine-months ended September 30, 2020 and 2019 included in the Proxy Statement beginning on page F-34 are incorporated herein by reference;

2. The consolidated financial statements of Landsea Homes as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018 and 2017 included in the Proxy Statement beginning on page F-51 are incorporated herein by reference;

3. The unaudited financial statements of LS-Boston Point LLC as of December 31, 2019 and for the year ended December 31, 2019 included in the Proxy Statement beginning on page F-76 are incorporated herein by reference;

4. The financial statements of LS-Boston Point LLC as of December 31, 2018 and 2017 and for the years ended December 31, 2018 and 2017 included in the Proxy Statement beginning on page F-85 are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statement of operations of the Company for the nine months ended September 30, 2020 and for the year ended December 31 2019 and the unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2020 is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

(c)	Exhibits

EXHIBIT INDEX

Exhibit Number	Description

2.1+	Merger Agreement, dated August 31, 2020, by and among LF Capital Acquisition Corp., LFCA Merger Sub, Inc., Landsea Homes Incorporated and Landsea Holdings Corporation. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 31, 2020).
3.1	Second Amended and Restated Certificate of Incorporation of LF Capital Acquisition Corp.
3.2	Second Amended and Restated Bylaws of Landsea Homes Corporation.
4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Company’s Annual Report on Form 10-K filed with the SEC on February 24, 2020).
4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Company’s Annual Report on Form 10-K filed with the SEC on February 24, 2020).
4.3	Warrant Agreement, dated June 19, 2018, by and between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.4 to the Company’s Annual Report on Form 10-K filed with the SEC on February 24, 2020).
4.4	First Amendment to the Warrant Amendment, dated January 7, 2021, by and between the Company and Continental Stock Transfer & Trust Company.
10.1	Stockholder’s Agreement, by and between Landsea Homes Corporation and Landsea Holdings Corporation, dated January 7, 2021.
10.2	Landsea Homes Corporation 2020 Stock Incentive Plan.
10.3	Seller Lock-Up Agreement, by and between Landsea Holdings Corporation and Landsea Homes Corporation, dated January 7, 2021.
10.4	Sponsor Lock-Up Agreement, by and among Level Field Capital, LLC, Bandouin Prot, Scott Reed, Elias Farhat, Djemi Traboulsi, James Erwin, Gregory Wilson, and Landsea Homes Corporation, dated January 7, 2021.
10.5	Sponsor Lock-Up Agreement, by and among Level Field Capital, LLC, Karen Wendel and Landsea Homes Corporation, dated January 7, 2021.
10.6	Trademark License Agreement, by and among Landsea Homes Corporation and certain of its subsidiaries set forth on Exhibit A thereto and Landsea Group Co., Ltd., dated January 7, 2021.
10.7	Employment Agreement of John Ho, by and between Landsea Holdings Corporation and John Ho, dated August 31, 2020, and assigned to and assumed by Landsea Homes Corporation on January 7, 2021 (incorporated by reference to Annex O-1-1 to the Company’s Definitive Proxy Statement on Form DEF 14A filed with the SEC on November 23, 2020).
10.8	Employment Agreement of Michael Forsum, by and between Landsea Holdings Corporation and Michael Forsum, dated August 31, 2020, and assigned to and assumed by Landsea Homes Corporation on January 7, 2021 (incorporated by reference to Annex O-2-1 to the Company’s Definitive Proxy Statement on Form DEF 14A filed with the SEC on November 23, 2020).
10.9	Employment Agreement of Franco Tenerelli, by and between Landsea Holdings Corporation and Franco Tenerelli, dated August 31, 2020, and assigned to and assumed by Landsea Homes Corporation on January 7, 2021 (incorporated by reference to Annex O-3-1 to the Company’s Definitive Proxy Statement on Form DEF 14A filed with the SEC on November 23, 2020).
10.10	Form of Director and Officer Indemnification Agreement.
21.1	Subsidiaries of the Registrant.
99.2	Unaudited pro forma condensed combined statement of operations of the Company for the nine months ended September 30, 2020 and for the year ended December 31 2019 and the unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2020.

+	The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon the request of the SEC in accordance with Item 601(b)(2) of Regulation S-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2021	Landsea Homes Corporation

	By:	/s/ John Ho
	Name:	John Ho
	Title:	Chief Executive Officer